SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 17, 2003 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)
IL (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Indentification Number)
	5001 North Second Street, Rockford, Illinois (Address of principal executive offices)	61111 (Zip Code)
Registrant's telephone number, including area code: 815-877-7441

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Woodward Governor Company dated November 17, 2003

Item 9. Regulation FD Disclosure

The information contained in this Item 9 is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. The information, including exhibits attached hereto, in this Current Report, or fourth quarter and fiscal year end earnings release is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Woodward Governor Company, dated November 17, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2003	WOODWARD GOVERNOR COMPANY By: /s/ Stephen P. Carter Stephen P. Carter Executive Vice President, Chief Financial Officer and Treasurer